EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Westbridge Research Group (the “Company”) on Form 10-Q for the period ended August 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Forsyth, Principal Financial Officer of the Company, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: October 13, 2011	By:	/s/ Richard Forsyth
Richard Forsyth, Chief Financial Officer
and General Counsel
Principal Financial Officer